U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 3, 2003

                              EAGLE BROADBAND, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                0-20011                      76-0494995
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     (Commission File Number)       (I.R.S. Employer Identification No.)

                 101 COURAGEOUS DRIVE, LEAGUE CITY, TEXAS 77573
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           (Address of principal executive offices including zip code)

                                 (281) 538-6000
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              (Registrant's telephone number, including area code)

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ITEM 5. REGULATION FD DISCLOSURE

Today the company filed a Form S-3 Registration Statement with the SEC to register shares of its common stock that serve as a component of the restructuring program to reduce Eagle's outstanding debt, trade payables, and legal obligations, as well as to secure the notes associated with the companies recent financing agreement. This restructuring process should serve to significantly reduce Eagle's liabilities, as well as should make Eagle a stronger, more viable business.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EAGLE BROADBAND, INC.


                                      /s/H. Dean Cubley
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                                      Dr. H. Dean Cubley
                                      Chairman and CEO

DATE:  October 3, 2003